Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NeoVolta, Inc. (the “registrant”) on Form 10-Q for the quarter ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, H. Ardes Johnson, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of this Sarbanes Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant at the dates and for the periods indicated.

/s/H. Ardes Johnson

H. Ardes Johnson

Chief Executive Officer

(Principal Executive Officer)

February 13, 2026